UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 28, 2010
Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	0-5519 and 001-31343	39-1098068

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1200 Hansen Road, Green Bay, Wisconsin	54304

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 920-491-7000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described below under Item 5.07 of this Current Report, at the Annual Meeting of Shareholders of Associated Banc-Corp (the “Company”) held on April 28, 2010 (the “2010 Annual Meeting”), the Company’s shareholders approved the Associated Banc-Corp 2010 Incentive Compensation Plan (the “Plan”).
The Plan had previously been approved by the Company’s Board of Directors, subject to shareholder approval. A detailed description of the terms of the Plan is contained in the Company’s Proxy Statement for the 2010 Annual Meeting under the caption: Proposal 2, Approval of the Associated Banc-Corp 2010 Incentive Compensation Plan, and is incorporated by reference herein.
The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by the terms and conditions of the Plan, a copy of which is filed as Exhibit 99.1 and is incorporated by reference herein.
In connection with the Plan, the Company adopted the following form grant agreements: Nonqualified Stock Option Agreement, Restricted Stock Agreement (for grantees not subject to TARP restrictions), Restricted Stock Agreement (for grantees subject to TARP restrictions), Share Salary Agreement and Restricted Stock Unit Agreement, which are filed as Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6, respectively, hereto and are incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders
At the 2010 Annual Meeting, the Company’s shareholders voted on the following:
     (1) Election of the below-named nominees to the Board of Directors of the Company:

	Number of Votes
Nominee	FOR	Withheld
Karen T. Beckwith	133,568,304	3,083,858
Ruth M. Crowley	121,535,798	15,116,364
Philip B. Flynn	133,388,010	3,264,152
Ronald R. Harder	132,897,047	3,755,115
William R. Hutchinson	133,029,736	3,622,426
Eileen A. Kamerick	133,406,199	3,245,963
Richard T. Lommen	133,399,938	3,252,224
John C. Meng	120,935,293	15,716,869
J. Douglas Quick	132,908,296	3,743,866
John C. Seramur	120,712,286	15,939,876
     Nominees were elected, with an average of 95% of shares voted cast in favor.
     (2) Approval of Associated Banc-Corp 2010 Incentive Compensation Plan.

Number of Votes FOR	Number of Votes Withheld	Abstentions	Broker Non-Votes
106,323,296	28,486,181	1,842,685	19,211,110

     Matter approved by shareholders with 78% of shares voted cast in favor of the proposal.
     (3) Approval of an advisory (non-binding) proposal on executive compensation.

Number of Votes FOR	Number of Votes Withheld	Abstentions	Broker Non-Votes
114,010,404	39,600,145	2,252,723	—

     Matter approved by shareholders with 73% of shares voted cast in favor of the proposal.
     (4) Ratification of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2010.

Number of Votes FOR	Number of Votes Withheld	Abstentions	Broker Non-Votes
153,334,596	1,786,453	742,223	—

     Matter approved by shareholders with 98% of shares voted cast in favor of the proposal.
Item 8.01. Other Events.
On April 28, 2010, the Company announced the declaration of its second quarter 2010 dividend. A copy of the press release announcing the dividend is attached hereto as Exhibit 99.7 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Associated Banc-Corp 2010 Incentive Compensation Plan

99.2	Form of Nonqualified Stock Option Agreement

99.3	Form of Restricted Stock Agreement (for grantees not subject to TARP restrictions)

99.4	Form of Restricted Stock Agreement (for grantees subject to TARP restrictions)

99.5	Form of Share Salary Agreement

99.6	Form of Restricted Stock Unit Agreement

99.7	Press Release by Associated Banc-Corp dated April 28, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
April 29, 2010	By:	/s/ Brian R. Bodager
		Name:	Brian R. Bodager
		Title:	Chief Administrative Officer, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Associated Banc-Corp 2010 Incentive Compensation Plan

99.2	Form of Nonqualified Stock Option Agreement

99.3	Form of Restricted Stock Agreement (for grantees not subject to TARP restrictions)

99.4	Form of Restricted Stock Agreement (for grantees subject to TARP restrictions)

99.5	Form of Share Salary Agreement

99.6	Form of Restricted Stock Unit Agreement

99.7	Press Release by Associated Banc-Corp dated April 28, 2010

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